UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) July 1, 1999

                              FIRSTCOM CORPORATION
             (Exact name of registrant as specified in its charter)

               Texas                    0-25194                 87-0464860
    (State or other jurisdiction      (Commission            (I.R.S. Employer
 of incorporation or organization)    File Number)         Identification No.)

                             220 Alhambra, Suite 910
                           Coral Gables, Florida 33134
          (Address, including zip code, of principal executive office)

                                 (305) 448-4422
               Registrant's telephone number, including area code

   (Former name, former address and fiscal year, if changed since last report)


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ITEM 5. OTHER EVENTS.

         On June 30, 1999, the Registrant entered into a Securities Purchase Agreement with GE Capital Structured Finance Group ("SFG"), a wholly owned subsidiary of GE Capital to issue an aggregate of $10 Million of 15% Series A Convertible Preferred Stock ("Preferred Stock"). Each share of Preferred Stock is convertible into one share of the Registrant's common stock, subject to adjustment for certain events as set forth in the Certificate of Designation. The holders of Preferred Stock will be granted certain registration rights with respect to the common stock underlying the Preferred Stock. A copy of the Form of Certificate of Designation to be filed with the Secretary of State of the State of Texas relating to the Preferred Stock is attached hereto as Exhibit 4.3 and incorporated herein by referenced.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

                  4.1 Securities Purchase Agreement, dated as of June 30, 1999, between FirstCom Corporation and SFG-N, Inc. (GE Capital Structured Finance Group, a wholly owed subsidiary of GE Capital).

                  4.2 Investor Rights Agreement, dated as of June 30, 1999, between FirstCom Corporation and SFG-N, Inc. (GE Capital Structured Finance Group, a wholly owned subsidiary of GE Capital).

                  4.3 Certificate of Designation, dated as of June 30, 1999, between FirstCom Corporation and SFG-N, Inc. (GE Capital Structured Finance Group, a wholly owned subsidiary of GE Capital).

                  20.1 Press Release dated July 1, 1999 in connection with the issuance of $10 Million Series A Cumulative Convertible Preferred Stock to GE Capital Structured Finance Group at $8 per share.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 1, 1999               By:    /s/ Douglas G. Geib II
                                                    -----------------------
                                                    Douglas G. Geib, II
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

 EXHIBIT
 NUMBER            DESCRIPTION
 -------           -----------

 4.1      Securities Purchase Agreement, dated as of June 30,
          1999, between FirstCom Corporation and SFG-N, Inc.
          (GE Capital Structured Finance Group, a wholly owed subsidiary of GE Capital).

 4.2 Investor Rights Agreement, dated as of June 30, 1999, between FirstCom Corporation and SFG-N, Inc. (GE
          Capital Structured Finance Group, a wholly owned subsidiary of GE Capital).

 4.3      Certificate of Designation, dated as of June 30,
          1999, between FirstCom Corporation and SFG-N, Inc.
          (GE Capital Structured Finance Group, a wholly owned subsidiary of GE Capital).

 20.1 Press Release dated July 1, 1999 in connection with the issuance of $10 Million Series A Cumulative
          Convertible Preferred Stock to GE Capital Structured
          Finance Group at $8 per share.